UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2012

Armstrong World Industries, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-02116

Pennsylvania	23-0366390
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2500 Columbia Avenue P.O. Box 3001 Lancaster, Pennsylvania	17603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611

NA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Other Events

On November 14, 2012, Armstrong World Industries, Inc. (the “Company”) issued a press release announcing the closing of a secondary public offering of 5,200,000 common shares held by The Armstrong World Industries, Inc. Asbestos Personal Injury Settlement Trust and Armor TPG Holdings, L.P. (together, the “Selling Shareholders”) at a price of $51.00 per share (the “Offering”). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Section 8 – Other Events

Item 8.01. Other Events

On November 7, 2012, the Company entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, the underwriters listed on Schedule II thereto (the “Underwriters”) and the Selling Shareholders, relating to the Offering. The Underwriting Agreement contains customary representations, warranties and agreements of the Company and the Selling Shareholders, conditions to the closing, indemnification rights and obligations of the parties and termination provisions. Pursuant to the Underwriting Agreement, all of the shares were sold by the Selling Shareholders at a public offering price of $51.00 per share. In addition, the Selling Shareholders have granted the Underwriters an option exercisable for 30 days from the date of the Underwriting Agreement to purchase from the Selling Shareholders up to an additional 780,000 shares of the Company’s common shares. The foregoing descriptions of the Underwriting Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Underwriting Agreement, which is filed as an exhibit hereto and is incorporated by reference herein. An opinion regarding the validity of the shares is filed as an exhibit hereto and is incorporated by reference herein.

On November 14, 2012, the Company issued a press release announcing the closing of the Offering.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

1.1	Underwriting Agreement, dated November 7, 2012, by and among Armstrong World Industries, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters, and The Armstrong World Industries, Inc. Asbestos Personal Injury Settlement Trust and Armor TPG Holdings, L.P., as the selling shareholders.

5.1	Opinion of Morgan, Lewis & Bockius LLP.

99.1	Press Release of Armstrong World Industries, Inc. dated November 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG WORLD INDUSTRIES, INC.

Date: November 14, 2012	By:	/s/ MARK A. HERSHEY
Mark A. Hershey
Senior Vice President, General Counsel and Secretary